                      SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[  X  ]   Preliminary Proxy Statement
[     ]   Definitive Proxy Statement
[     ]   Definitive Additional Materials
[     ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

      BLYTH HOLDINGS INC.
- - ------------------------------------------------------------------------
(Name of Registrant as specified in its charter)

      BLYTH HOLDINGS INC.
- - ------------------------------------------------------------------------
(Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[ X  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
[    ]    $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).
[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

[    ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                              BLYTH HOLDINGS INC.
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 20, 1996
                             ---------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Blyth Holdings Inc. ("the Company"), a Delaware corporation, will be held on August 20, 1996 at 9:00 a.m., local time, at the Company's offices located at 989 East Hillsdale Boulevard, Suite 400, Foster City, California for the following purposes:

    1. To elect one (1) Class I Director to serve until the 1999 Annual Meeting of Stockholders or until his successor is elected and shall qualify (Proposal 1);

    2. To approve an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 (Proposal 2);

    3. To approve the adoption of the 1996 Stock Plan and the reservation of 450,000 shares of Common Stock for issuance thereunder (Proposal 3);

    4. To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company for the fiscal year ending March 31, 1997 (Proposal 4); and

    5. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Stockholders of record at the close of business on July 12, 1996 shall be entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,
                                          Judith Mayer O'Brien,
                                          SECRETARY
Foster City, California
July   , 1996

                             YOUR VOTE IS IMPORTANT
IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              BLYTH HOLDINGS INC.

                    989 EAST HILLSDALE BOULEVARD, SUITE 400
                         FOSTER CITY, CALIFORNIA 94404

                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Blyth Holdings Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Company's principal office located at 989 East Hillsdale Boulevard, Suite 400, Foster City, California on August 20, 1996 at 9:00 a.m., Pacific daylight savings time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (415) 571-0222. These proxy
solicitation  materials  were mailed  on or  about July           , 1996  to all
stockholders entitled to vote at the meeting.

RECORD DATE AND SHARE OWNERSHIP

    Stockholders of record at the close of business on July 12, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. At the Record Date, 9,804,838 shares of the Company's Common Stock, $.01 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
William M. Glynn) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

    On all matters each share of Common Stock has one vote. Directors are elected by a plurality vote of the Common Stock in person or represented by proxy at a meeting. See "Election of Directors -- Vote Required."

    The cost of this solicitation will be borne by the Company. The Company has retained the services of Skinner & Co., (the "Agent") to perform a search of brokers, bank nominees and other institutional owners. The Company estimates that it will pay the Agent a fee of $1,000 for its services and will reimburse it for reasonable out-of-pocket expenses, if necessary. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The Company's Bylaws provide that stockholders holding a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date shall constitute a quorum at meetings of stockholders. Shares that are voted "FOR," "AGAINST" or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists.

    In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    The Company currently intends to hold its 1997 Annual Meeting of Stockholders in August 1997 and to mail proxy statements relating to such meeting in July 1997. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1997 Annual Meeting of
Stockholders must be received by the Company no later than               ,  1997
and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with in a timely fashion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of June 30, 1996, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the

"Exchange Act")) known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all directors and executive officers of the Company as a group.

                                                                                    NUMBER OF     PERCENT
NAME AND ADDRESS (1)                                                                 SHARES      OF TOTAL
- - ---------------------------------------------------------------------------------  -----------  -----------
Stephens Group, Inc. (2) ........................................................      855,000        8.3%
111 Center Street
Little Rock, AR 72203
Richard J. Hanschen (3) .........................................................      745,000        7.3%
12102 Vendome Place
Dallas, TX 75230
State of Wisconsin Investment Board .............................................      660,834        6.7%
Lake Terrace
121 East Wilson Street
P.O. Box 7842
Madison, WI 53707
Michael J. Minor (4).............................................................      578,666        5.6%
Stephen R. Lorentzen (5).........................................................      141,146        1.4%
William E. Konrad (6)............................................................      160,500        1.6%
David R. Seaman (7)..............................................................      207,814        2.1%
All directors and executive officers as a group (five persons)(8)................    1,833,126       16.8%

- - ------------------------
(1) Except as otherwise indicated below, the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws, where applicable.

(2) Includes warrants to purchase 450,000 shares of Common Stock exercisable within 60 days of the Record Date.

(3) Includes (i) 200,000 shares and warrants to purchase 200,000 shares of Common Stock which are exercisable within sixty (60) days of the Record Date, and which are held by VSH II Limited Partnership, of which Mr. Hanschen is a general partner; (ii) 100,000 shares of Common Stock held by VSH III Limited Partnership, of which Mr. Hanschen is a general partner; and
    (iii) warrants to purchase 215,000 shares of Common Stock which are currently exercisable or will become exercisable on September 1, 1997, 60,000 of which are held in the name of Vier Sohne Progeny Trust.

(4) Includes (i) 14,500 shares of Common Stock and warrants to purchase 14,500 shares of Common Stock exercisable within sixty (60) days of the Record Date held jointly by Mr. Minor and his spouse; (ii) 74,000 shares of Common Stock and warrants to purchase 74,000 shares of Common stock exercisable within sixty (60) days of the Record Date held by an IRA for the benefit of Mr. Minor's spouse; (iii) 38,500 shares of Common Stock and warrants to purchase 11,500 shares of Common Stock exercisable within sixty (60) days of the Record Date held by an IRA for the benefit of Mr. Minor; and (iv) 351,666 shares subject to outstanding options which are currently exercisable or will become exercisable on September 1, 1997. Mr. Minor disclaims beneficial ownership of the shares set forth in clause (ii) above.

(5) Includes (i)a warrant to purchase 60,000 shares of Common Stock which are currently exercisable or will become exercisable on September 1, 1997 held by Mr. Lorentzen and (ii) 81,146 shares subject to outstanding options which are currently exercisable or will become exercisable on September 1, 1997.

(6) Includes warrants to purchase 40,000 shares which are currently exercisable or will become exercisable on September 1, 1997.

(7) Includes options to purchase 70,000 shares of Common Stock exercisable within sixty (60) days of the Record Date held by Mr. Seaman.

(8) Includes the shares described in footnotes 3, 4, 5, 6, and 7 above.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    The Bylaws of the Company provide that the Board of Directors shall be composed of seven directors divided into three classes composed of two members in each of Classes I and II and three members in Class III. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year. Following the meeting there will be one vacancy in Class I and two vacancies in Class III.

    Unless otherwise specified, each properly executed proxy received will be voted for the election of the one Class I nominee named below to serve as a director until the 1999 Annual Meeting of Stockholders or until his successor is elected and shall qualify. Mr. Minor was elected as a Class I director in 1991. The nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. Should the nominee become unable or unwilling to accept a nomination or election, or should additional persons be nominated at the meeting, the persons named in the enclosed proxy will vote for the election of the nominee hereafter designated by the Board of Directors (or if new nominees have been designated by the Board, in such a manner as to elect such new nominees). The Company is not aware of any reason that the nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

    The following person has been nominated as a Class I Director:

                                                                                                      DIRECTOR
NAME OF NOMINEE                             AGE*                  PRINCIPAL OCCUPATION                  SINCE
- - ---------------------------------------     -----     ---------------------------------------------  -----------
Michael J. Minor.......................          48   Chief Executive Officer and Chairman of the          1991
                                                       Board of Directors of the Company and Chief
                                                       Executive Officer of Blyth Software Inc. and
                                                       Blyth Software Limited

    The term of the following Class III Director will expire at the 1997 Annual Meeting of Stockholders:

                                                                                                      DIRECTOR
NAME                                        AGE*                  PRINCIPAL OCCUPATION                  SINCE
- - ---------------------------------------     -----     ---------------------------------------------  -----------
Richard J. Hanschen (1)(2).............          73   Chairman and Chief Executive Officer of New          1990
                                                       Business Resources II, Inc., an investment
                                                       firm

    The term of the following Class II Directors will expire at the 1998 Annual Meeting of Stockholders:

                                                                                                      DIRECTOR
NAME                                        AGE*                  PRINCIPAL OCCUPATION                  SINCE
- - ---------------------------------------     -----     ---------------------------------------------  -----------
Stephen R. Lorentzen...................          42   President and Chief Operating Officer of the         1994
                                                       Company and President of Blyth Software Inc.
                                                       and Blyth Software Limited

William E. Konrad (1)(2)...............          65   Private Investor                                     1995

- - ------------------------
*   As of July 12, 1996.

(1) Member of the Compensation and Options Committee

(2) Member of the Audit Committee

    Except as set forth below, the nominee has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director or executive officer of the Company.

    Mr. Minor has served as Chairman of the Board and Chief Executive Officer of the Company and of Blyth Software Inc. and Blyth Software Limited since May 1995 and previously as President and Chief Executive Officer since he joined the Company in July 1991. Mr. Minor served as President and Chief Executive Officer of Connect, Inc., a computer software company, from May 1990 to May 1991, and in various positions at Apple Computer, Inc. a computer manufacturer, ("Apple"), including Group Manager, Worldwide Channel Systems and Senior Manager, Strategic Planning, of Apple USA, a division of Apple from January 1988 to April 1990.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of four meetings and took three actions by unanimous written consent during the fiscal year ended March 31, 1996. No director serving during such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two committees, the Audit Committee and the Compensation and Options Committee. The Board of Directors has no nominating committee or any committee performing such functions.

    The Audit Committee of the Board of Directors consisted of directors Hanschen and Konrad during the last fiscal year and held one meeting. The Audit Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation and Options Committee of the Board of Directors consisted of directors Hanschen and Konrad during the last fiscal year, held three meetings and took three actions by written consent. The Compensation and Options Committee reviews and approves the Company's executive compensation policy and grants stock options to employees of the Company, including officers, pursuant to the Company's stock option plans.

DIRECTOR COMPENSATION

    The Company reimburses directors for travel and other out-of-pocket expenses incurred in attending Board meetings but no cash compensation is otherwise paid to directors.

    The 1993 Directors' Warrant Plan (the "Director Plan") was adopted by the Board of Directors in September 1993 and was approved by the stockholders in August 1994. The Director Plan provides for automatic non-discretionary grants of warrants to non-employee directors ("Outside Directors").

Each Outside Director elected on or after the date of adoption of this plan is automatically granted a warrant to purchase 60,000 shares of Common Stock upon the date he or she becomes a director of the Company. Director Konrad received such a grant in June 1995, when he was appointed to the Board of Directors. An Outside Director who is elected Chairman of the Board on or after the date of adoption of this plan is automatically granted a warrant to purchase 90,000 shares of Common Stock on the date he or she is first elected Chairman. Thereafter, each Outside Director (other than the Chairman of the Board) is automatically granted a warrant to purchase 5,000 shares of Common Stock on September 1 of each year, provided that he or she has served for at least six
(6) months as of such date and is then serving as an Outside Director ("Subsequent Warrant"). Director Hanschen received such a grant in September 1995. An Outside Director who is serving as Chairman of the Board at such time shall automatically be granted a warrant to purchase 7,500 shares of Common Stock, provided that he or she has served for at least six (6) months as of such date and is then serving as Chairman of the Board ("Subsequent Chairman Warrant"). The Director Plan provides that the exercise price shall be equal to 100% of the fair market value of the Common Stock on the date of grant of the warrants and that warrants will vest monthly over a three (3) year period.

    As of June 30, 1996, warrants to purchase 490,833 shares of the Company's Common Stock under the Director Plan were outstanding at a weighted average exercise price of $3.80 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Options Committee was composed of Directors Hanschen and Konrad during fiscal 1996, both non-employee directors.

VOTE REQUIRED

    The Class I director will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Cumulative voting in the election of directors is not authorized by the Company's Bylaws or Certificate of Incorporation. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but because directors are elected by a plurality vote, have no impact once a quorum is present. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                    THE FOREGOING NOMINEE, MICHAEL J. MINOR

                                  PROPOSAL TWO
         AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION

    In May 1996, the Board of Directors declared advisable and unanimously approved an amendment and restatement of the Company's Certificate of
Incorporation to amend Article Fourth of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares. No increase in the number of shares of Preferred Stock of the Company, currently 3,000,000 shares, is proposed or anticipated. As more fully set forth below, the proposed Restatement is intended to improve the Company's flexibility in meeting its future needs for unreserved Common Stock.

    If the Restatement is approved by the stockholders, such Restatement will become effective upon the filing of a restatement of the Company's Certificate of Incorporation with the Delaware Secretary of State. The text of the first paragraph of Article Fourth of the Company's Restated Certificate of Incorporation will read as follows:

        "The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common" and "Preferred." The number of Common is 40,000,000, $.01 par value per share, and the number of Preferred Shares authorized is 3,000,000, $1.00 par value per share."

    As of the close of business on the Record Date, of the 20,000,000 shares authorized, 9,804,838 shares of Common Stock of the Company were issued and outstanding, 881,671 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options and warrants and 807,364 shares were reserved for future issuance under the Company's stock benefit plans, and 1,375,000 shares were reserved for issuance upon exercise of warrants issued by the Company in 1991. In addition, the Company is required under its outstanding convertible debentures, issued in June 1996, to reserve approximately 3,920,000 shares for future issuance upon conversion of such convertible debentures, although the actual number of shares issued is dependent upon the price of the Company's stock at conversion and, therefore, may be substantially fewer than the amount reserved. This leaves 3,211,127 shares of Common Stock unreserved. As of the close of business on the Record Date, no shares of Preferred Stock were outstanding.

REASONS FOR AND POSSIBLE EFFECTS OF THE PROPOSED RESTATEMENT

    The Company has only 3,211,127 authorized but unreserved and unissued shares of Common Stock available for future issuance. This may limit the ability of the Board of Directors to issue shares of Common Stock without seeking stockholder approval. Obtaining stockholder approval is a time consuming, expensive process and could delay or prevent the Company from taking such actions as potential acquisitions, financings, stock splits, stock dividends or additional compensation plans.

    If approved, the increased number of authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of the stockholders of the Company will be required, except as provided under Delaware law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. The availability of additional shares for issue, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions in which shares of Common Stock may be issued.

    The additional Common Stock to be authorized by adoption of the Restatement would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Restatement and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon the filing of a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

    Stockholders should note, however, that authorized but unissued stock could be issued by the Board of Directors for the purpose of countering an unsolicited takeover or other proposal that is opposed by the Board. Accordingly, an effect of the increase in the number of authorized shares may be to deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board is not currently aware of any attempt to takeover or acquire the Company, and has no current plans to issue additional shares of Common Stock other than pursuant to the conversion of outstanding convertible debentures, the exercise of outstanding stock options and warrants and stock options and warrants that might be granted in the future under the Company's employee benefit plans. The Board of Directors believes that the benefits of providing the Company with the flexibility to issue shares without delay for any purpose outweighs the possible disadvantages discussed above, and that it is prudent and in the best interests of the stockholders to provide the greater flexibility that will result from the approval of the proposed increase in authorized shares.

VOTE REQUIRED

    The  approval  of   the  restatement   of  the   Company's  Certificate   of
Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock as of the

Record Date entitled to vote on this matter at the meeting. Neither an abstention nor a broker non-vote is an affirmative vote and, therefore, both will have the same effect as a vote against the proposal. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
         AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION

                                 PROPOSAL THREE
                        ADOPTION OF THE 1996 STOCK PLAN

INTRODUCTION

    The 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors in May 1996, subject to stockholder approval. The 1996 Plan provides for the grant of options and stock purchase rights to purchase shares of the Company's Common Stock to employees and consultants of the Company. A total of 450,000 shares of Common Stock are reserved for issuance under the 1996 Plan.

    As of June 30, 1996, the Company's 1987 Stock Option Plan had only approximately 500,000 shares available for future grant and expires in August 1997. Therefore, the Board believes that rather than increase the number of shares reserved under the Company's 1987 Stock Plan, it is in the best interest of the Company to adopt the 1996 Plan. The Board believes that an option plan is necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees, and the 1996 Plan will fulfill this purpose. The Board also believes that it is appropriate to have a substantial pool of options available for grant in connection with acquisitions that the Company may make from time to time. The ability to make such grants enhances the Company's ability to structure attractive offers to potential acquisition targets. No such acquisitions are presently being considered by the Company.

SUMMARY OF THE 1996 PLAN

    The full text of the 1996 Plan is set forth as Exhibit "A" to this Proxy Statement. The following summary of the 1996 Plan is qualified by reference to that text.

    PURPOSE. The purposes of the 1996 Plan are to provide key employees and consultants an opportunity to acquire a proprietary interest in the Company and to attract and retain personnel with outstanding qualifications for the Company.

    ADMINISTRATION. The 1996 Plan may be administered by multiple administrative bodies. With respect to officers and directors, the 1996 Plan is administered by either the Board or one or more committees designated by the Board as may be necessary to comply with the rules governing a plan intended to qualify as a discretionary grant under Rule 16b-3. With respect to persons other than officers or directors, the 1996 Plan is administered by the Board or a committee designated by the Board as necessary to comply with applicable law. These multiple administrative bodies shall hereinafter be collectively referred to as the "Administrator."

    ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted to employees and consultants of the Company and its subsidiaries. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The Administrator selects the employees and consultants who will be granted options and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the employee or consultant, the value of the services of such employee or consultant, his or her present and potential contributions to the success of the Company, the anticipated years of future service of an employee and other relevant factors. As of June 30, 1996, approximately 120 employees and consultants were eligible to receive options under the Option Plan.

    EXERCISE OF OPTIONS AND PURCHASE OF RESTRICTED SHARES. Options and stock purchase rights vest at such times as are determined by the Administrator and set forth in the option or restricted stock purchase agreement. Generally, options and stock purchase rights vest in equal annual installments over a four-year period with such vesting accelerated in the event of the sale of the Company.

    An option is exercised by delivery of written notice to the Company specifying the number of full shares of Common Stock to be purchased and payment of the purchase price. The method of payment of the exercise price for the shares of purchased upon exercise of an option shall be determined by the Administrator.

    EXERCISE PRICE. The exercise price of options and stock purchase rights granted under the 1996 Plan is determined by the Administrator. In case of incentive stock options, the exercise price must not be less than 100% of the fair market value of the Common Stock on the date of grant. Incentive stock options granted to stockholders owning more that 10% of the voting stock of the Company are subject to the additional restriction that the exercise price per share of each option must be at least 110% of the fair market value per share on the date of grant. The exercise price of nonstatutory options must not be less than 85% of the fair market value of the Common Stock on the date of grant.

    TERMINATION. If an optionee ceases to be an employee for any reason other than death, the optionee shall have the right to exercise an existing unexercised option within three (3) months after the date of termination of employment. If such termination is due to the optionee becoming permanently and totally disabled, the optionee shall have the right to exercise an existing unexercised option at any time within twelve (12) months after the date of termination. If the optionee's employment was "terminated for cause" any unexercised option shall become void and unexercisable on the date of termination.

    If the optionee ceases to be an employee by reason of the optionee's death, or if the optionee dies after the termination of employment but during the period in which the option would have been exercisable pursuant to the circumstances described above, the unexercised option may be exercised within twelve (12) months after the date of the optionee's death by the executors or administrators of the optionee's estate or by the person(s) who has acquired the option directly from the optionee by will or by the laws of will or by the laws of decent and distribution.

    TERMS. Options and stock purchase rights granted under the 1996 Plan expire as determined by the Administrator, but in no event later than 10 years after the date of the grant. No option may be exercised by any person after such expiration. In addition, incentive stock options granted to stockholders owning more that 10% of the Company's outstanding voting stock may not have a term of more than five years.

    NON-TRANSFERABILITY. An option or stock purchase right is non-transferable by the optionee other than by will or the laws of decent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of an optionee.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CHANGES OF CONTROL. The number of shares covered by each outstanding option, and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a change in the Company's capitalization, such as a stock split, stock dividend and the like. If the Company is a participant in any merger or consolidation, each outstanding and unexercised option shall be assumed or substituted by the surviving corporation. If such options are not so assumed, they shall become fully exercisable prior to the closing of such merger or consolidation.

    AMENDMENT. The Board may from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the 1996 Plan or revise or amend it in any respect whatsoever except that, without the approval of a majority of the Company's stockholders, no such revision or amendment shall: (a) increase the number of shares subject to the 1996 Plan;
(b) change the designation of the class of persons eligible to receive options; or (c) amend these provisions to defeat the stated purpose.

    TERMS OF 1996 PLAN. Options may be granted pursuant to the 1996 Plan during the period expiring on May 20, 2006. The 1996 Plan shall expire for all purposes on May 20, 2016.

    The Company's Common Stock is quoted on the NASDAQ National Market System under the symbol BLYH. On June 28, 1996, the last reported sale price for the Common Stock was $2.813. As of June 28, 1996 no options or stock purchase rights had been granted under the 1996 Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

    Options granted under the 1996 Plan may be either "incentive stock options" as that term is defined in Section 422 of the Code or nonstatutory stock options.

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after the date of grant and one year after the date of exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) fair market value of the shares on the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    NONSTATUTORY STOCK OPTIONS. All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares exercised over the exercise price. A different rule may apply if the option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the Optionee, any difference between the sales price and the optionee's exercise price, to the extent not recognized as taxable income as described above, will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

    RESTRICTED SHARES. The receipt of restricted shares pursuant to the exercise of stock purchase rights will not result in a taxable event to the participant or the Company until the Company's repurchase rights with respect to such shares expire, unless the participant makes and election under Section 83(b) of the Internal Revenue Code to be taxed as of the date of purchase. If a
Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the amount paid for such shares. The election must be filed with the Internal Revenue Service no later than 30 days after the date of purchase. If no Section 83(b) election is made, a taxable event will occur on each date on which the participant's ownership rights vest (i.e., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date on which the shares vest. The participant will recognize ordinary income on each date on which shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. However, if the participant is subject to Section 16(b) of the Exchange Act, and if no Section 83(b) election was made at the time of purchase, the recognition date for ordinary income for shares that vest within six months of purchase will be subject to deferral to the date six months after the date of purchase. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, provided that the applicable withholding requirements are satisfied.

    THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE OPTIONEE AND THE COMPANY IN CONNECTION WITH THE 1996 PLAN, DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE
PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

REQUIRED VOTE

    The approval of the 1996 Plan requires the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote on this subject matter at the meeting. An abstention is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting -- Quorum; Abstentions; Broker Non-Votes."

 MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADOPTION OF THE 1996 STOCK
                                      PLAN

                                 PROPOSAL FOUR
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1997, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection. Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

               MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
            RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table shows, as to the Chief Executive Officer and each of the other executive officers whose salary plus bonus exceeded $100,000, information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the last three fiscal years (to the extent that such person was the Chief Executive Officer and/or an executive officer, as the case may be, during any part of such fiscal year):

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                    COMPENSATION
                                                                                                    -------------
                                                                ANNUAL COMPENSATION
                                                  ------------------------------------------------     AWARDS
                                                                                     OTHER ANNUAL   -------------    ALL OTHER
                                                              SALARY       BONUS     COMPENSATION      OPTIONS      COMPENSATION
          NAME AND PRINCIPAL POSITION               YEAR        ($)         ($)           ($)            (#)            ($)
- - ------------------------------------------------  ---------  ---------  -----------  -------------  -------------  --------------
MICHAEL J. MINOR                                       1996    185,000      --            --             --               924(1)
 Chief Executive Officer                               1995    185,000      --            --           250,000(2)       1,017(1)
                                                       1994    185,000      --            --             --               844(1)
DAVID R. SEAMAN (3)                                    1996    124,332      --            48,400         --              --
 Vice President and Research and Development           1995    124,714      --            54,133         --              --
 Director of Blyth Software Limited                    1994    112,712      --            52,587         --              --
STEPHEN R. LORENTZEN (4)                               1996    153,125      --            --           190,000         44,765(5)
 President and Chief Operating Officer                 1995     --          --            --             --              --
                                                       1994     --          --            --             --              --

- - ------------------------------
(1)  Represents amounts contributed by the Company under its 401(k) Plan.

(2) In August 1994, at Mr. Minor's request, the Company canceled an option to purchase 250,000 shares of Common Stock granted to him in October 1993.

(3) Mr. Seaman is paid in pounds sterling, which have been converted into U.S. dollars at the exchange rate in effect on March 31 of the applicable fiscal year. "Other Annual Compensation" represents the value of the use of an automobile and amounts paid or reimbursed for automobile use ( $16,587 in 1994, $15,712 in 1995 and 11,400 in 1996) and amounts contributed to the Blyth Holdings Limited Retirement Benefits Scheme and the Blyth Software Limited Retirement Scheme on Mr. Seaman's behalf (an aggregate of $36,000 in 1994, $38,421 in 1995 and 37,000 in 1996).

(4) Mr. Lorentzen became President and Chief Operating Officer of the Company in May 1995.

(5) Represents $525 contributed by the Company under its 401(k) plan and moving expenses of $44,240 paid to Mr. Lorentzen in connection with his relocation to the San Francisco Bay Area from the East Coast.

STOCK OPTION GRANTS AND EXERCISES

    The following table shows, as to the individuals named in the Summary Compensation Table above, (the "Named Executive Officers") information concerning stock options granted during the fiscal year ended March 31, 1996. This table also sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the Rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of the grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The Company does not necessarily agree that this method properly values an option. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS (1)
                                ----------------------------------------------------------      POTENTIAL REALIZABLE
                                 NUMBER OF                                                        VALUE AT ASSUMED
                                SECURITIES      % OF TOTAL                                     ANNUAL RATES OF STOCK
                                UNDERLYING        OPTIONS                                        PRICE APPRECIATION
                                  OPTIONS       GRANTED TO       EXERCISE                       FOR OPTION TERM (2)
                                  GRANTED      EMPLOYEES IN        PRICE      EXPIRATION    ----------------------------
NAME                              (#)(1)      FISCAL YEAR (2)     ($/SH)         DATE          5% ($)         10% ($)
- - ------------------------------  -----------  -----------------  -----------  -------------  -------------  -------------
Michael J. Minor..............      --              --              --            --             --             --
David R. Seaman...............      --              --              --            --             --             --
Stephen R. Lorentzen..........      90,000           11.0%            3.31       5/23/2000     187,347.71     474,775.88
                                   100,000           12.3%           2.375       12/1/2000     149,362.47     378,513.83

- - ------------------------
(1) Options granted under the Company's 1987 Stock Option Plan are granted with an exercise price not less than at 100% of fair market value of the Company's Common Stock at the date of grant and generally vest over a four-year period.

(2) This column sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and
    Exchange Commission and do not represent the Company's estimate or projection of future performance of the Company's Common Stock and overall market conditions.

    No options were exercised by the Named Executive Officers. The following table shows, as to the Named Executive Officers the value of unexercised in-the-money options at March 31, 1996.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                            OPTIONS/SARS AT MARCH 31,    IN-THE-MONEY OPTIONS AT
                                                                   1996 (#)(1)            MARCH 31, 1996 ($)(2)
                                                            --------------------------  --------------------------
NAME                                                        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- - ----------------------------------------------------------  -----------  -------------  -----------  -------------
Michael J. Minor..........................................     625,000         50,000       --            --
David R. Seaman...........................................     100,000        --            21,875        --
Stephen R. Lorentzen......................................                    190,000                     50,000

- - ------------------------
(1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(2) Calculated by determining the difference between the fair market value of the securities underlying the options at March 31, 1996 (the closing price of the Common Stock of the Company was listed on the NASDAQ National Market at $2.875 per share on March 31, 1996) and the exercise price of the option.

OTHER EMPLOYEE BENEFIT PLANS

    EMPLOYMENT CONTRACTS

    The Service Agreement effective April 1, 1990 between the Company and Mr. Seaman retains Mr. Seaman as the Company's chief technical officer for an initial term of four (4) years, which is automatically renewed for subsequent two year terms unless the agreement is terminated by either party by delivery of six months prior notice. The Service Agreement was automatically renewed for two year terms in April 1994 and April 1996. It provides for an annual base salary of 48,000 pounds sterling, with annual increases based on a United Kingdom consumer index throughout the term of the agreement. In addition, Mr. Seaman is entitled to an annual incentive bonus of 25% of his base salary if certain annual profitability goals are achieved (no bonuses have been paid to date), to an automobile and payments or reimbursements for automobile expenses, and to Company contributions to a retirement plan on his behalf. See "Other Employee Benefits Plans -- Blyth Holdings Limited Retirement Benefits Scheme" and "-- Blyth Software Limited Retirement Benefits Scheme."

    BLYTH HOLDINGS LIMITED RETIREMENT BENEFITS SCHEME

    The Company, through its United Kingdom subsidiary, Blyth Holdings Limited, sponsors a retirement plan, the Blyth Retirement Benefits Scheme ("BHL Retirement Plan"). The only participant in the BHL Retirement Plan is David R. Seaman. Participation in the BHL Retirement Plan is frozen; no additional employees may participate. The BHL Retirement Plan provides retirement benefits upon attainment of normal retirement age and incidental benefits in case of death or termination of employment prior to retirement. A participant's normal retirement benefit is 66.66% of his final remuneration, reduced if the participant has less than ten years of service with Blyth Holdings Limited. Blyth Holdings Limited makes annual contributions under the BHL Retirement Plan to fund promised retirement benefits. The BHL Retirement Plan is partially insured through the Sun Life Assurance Society. The assets held under the BHL Retirement Plan which are not used to pay insurance premiums are held in trust for investment purposes for the benefit of the BHL Retirement Plan. Blyth Holdings Limited retains the right to terminate the BHL Retirement Plan at any time upon thirty days prior written notice.

    BLYTH SOFTWARE LIMITED RETIREMENT BENEFITS SCHEME

    The Company also sponsors a retirement plan called the Blyth Software Ltd. Retirement Benefits Scheme ("BSL Plan") for substantially all employees of Blyth Software Limited. The BSL Plan provides retirement benefits upon attainment of normal retirement age and incidental benefits in case of death or termination of employment prior to retirement. Blyth Software Limited makes annual contributions under the BSL Plan to fund promised retirement benefits. In addition, participants are entitled to make voluntary contributions under the BSL Plan to increase their benefits. Currently, Blyth Software Limited contributes an amount equal to 5/8% of each participants' compensation under the BSL Plan. Blyth Software Limited retains the right to terminate the BSL Plan at any time upon thirty days prior written notice.

    401(K) EMPLOYEE SAVINGS PLAN

    The Company established a 401(k) Employee Savings and Retirement Plan (the "401(k) Plan") in November 1992. The 401(k) Plan is a qualified profit sharing plan and salary deferral program under the Federal tax laws and is administered by the Company. All employees of the Company (except for certain specifically excluded classifications as defined in the plan) are eligible to participate in the 401(k) Plan on the first day of each quarter upon attainment of age 21. Participants may defer from 1% to 15% of their total salary (including bonuses and commissions) each pay period through contributions to the 401(k) Plan. The Company makes a matching contribution of 10% of the amount contributed by the participant up to a maximum of 6% of the salary deferral. During fiscal 1996 the

Company made $1,449 in contributions on behalf of executive officers. All salary deferral and Company matching contributions are credited to separate accounts maintained in trust for each participant and are invested, at the participant's direction, in one or more of the investment funds available under the 401(k) Plan. All account balances are adjusted at least annually to reflect the investment earnings and losses of the trust fund.

    Each participant is fully vested in the portion of his or her account under the 401(k) Plan which such participant contributed. The portion contributed by the Company vests over five years. Distribution may be made from a participant's account upon termination of employment, retirement, disability, death or in the event of financial hardship or attainment of age 59 1/2.

    The federal tax laws limit the amount which may be added to a participant's account for any one year under a qualified plan such as the 401(k) Plan to the lesser of (i) $30,000 or (ii) 25% of the participant's compensation (net of salary deferral contributions) for the year. In addition, not more than $9,240 of compensation may be deferred by a participant through salary deferral contributions in any one calendar year.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

    The Compensation and Options Committee (the "Committee") of the Board of Directors which was formalized in July 1992 currently consists of directors Hanschen and Konrad. Decisions concerning the compensation of the Company's executive officers are made by the Committee. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board (excluding any interested director), except for decisions about awards to executive officers under the Company's option plan, which are made solely by the Committee. The Committee has delegated the responsibility for administering compensation programs (other than option grants) for all other Company employees to the Company's executive officers, subject only to overall budget review and approval by the full Board of Directors.

    Pursuant to recently adopted rules designed to enhance disclosure of the Company's policies on executive compensation, this report is submitted by the members of the Committee to address the Company's compensation policies for fiscal 1996 as they affected the Chief Executive Officer and other executive officers named in the Summary Compensation Table.

EXECUTIVE OFFICER COMPENSATION PROGRAMS

    The objectives of the overall executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits (including medical and life insurance plans) generally available to employees of the Company.

    The executive compensation policies of the Committee are intended to combine competitive levels of compensation with rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests and thereby enhancing stockholder value.

    BASE SALARY. Base salary levels for the Company's executive officers are set relative to other companies in the same stage of development in the same industry and geographic area. In determining salaries, the Committee also takes into account the Chief Executive Officer's recommendations, individual experience and contributions to corporate goals, the Company's performance, and, in the case of Mr. Seaman, existing contractual commitments. See "Executive Compensation -- Other Employee Benefit Plans -- Employment Contracts." Measures of the Company's performance taken into account by the Committee in establishing executive officer compensation include the achievement of significant milestones in the Company's development plan and the relationship of the individual's contribution to the achievement of these goals.

    INCENTIVE BONUSES. The Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. However, for fiscal 1996, the Company's goals were targeted toward longer-term objectives for corporate development. As a consequence, the Company did not have any incentive bonus plan for executive officers for fiscal 1996 although certain incentive payments were made to sales executives. The Company's Service Agreement with David R. Seaman requires the payment of certain incentive bonuses if targeted goals are met. No bonus payments have been made under this agreement to date.

    STOCK OPTION GRANTS. Stock options are granted to executive officers and other employees under the Company's option plan. Stock option grants are intended to focus the attention of the recipient on long-term Company performance which should result in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earning potential. To this end, stock options generally vest over a four or five-year period. One of the principal factors considered in granting stock options to executive officers of the Company is the executive's ability to influence the Company's long-term growth and profitability. All options are granted at the current market price. Because of the direct relationship between the value of an option and the stock price, the Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests.

    The Company views stock options as an important component of long-term performance-based compensation for executive officers. Senior management generally receives larger grants of stock options, so that their compensation is weighted more heavily toward compensation contingent upon the Company achieving improvements in stockholder value. Option awards to executive officers are generally made at the time of their employment and from time to time thereafter at the discretion of the Committee.

    The stock options granted to the Company's executive officers during fiscal 1996 are consistent with the design of the overall program and are shown in the Summary Compensation Table and table of Option Grants in Last Fiscal Year above.

    OTHER COMPENSATION PLANS. The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on a parity with other employees. The incremental cost to the Company in fiscal 1996 of benefits provided to executive officers under these life insurance and health plans was less than 10% of the base compensation for executive officers. The Company also provides deferred income and retirement plans. See "Employee
Benefit Plans." Benefits under these general plans are not directly or indirectly tied to Company performance.

CHIEF EXECUTIVE OFFICER COMPENSATION.

    In making compensation decisions regarding the Chief Executive Officer, the Compensation Committee generally considers factors such as the Company's progress towards achieving its goals for the year, his leadership and establishment and implementation of strategic direction for the Company, and, to a lesser extent, the relative compensation levels of other comparable companies. In fiscal 1996, Mr. Minor's salary was not increased. No incentive bonus program was adopted for Mr. Minor during fiscal 1996 although the Committee is considering adopting such a program for fiscal 1997.

    The foregoing report has been furnished by the Compensation and Options Committee of the Board of Directors of Blyth Holdings Inc.

                                          MEMBERS OF THE COMPENSATION
                                          AND OPTIONS COMMITTEE

                                          Richard J. Hanschen
                                          William E. Konrad
Dated:

                        COMPANY STOCK PRICE PERFORMANCE

    The following graph demonstrates a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on an initial investment of $100 in the Company's Common stock as compared with the CRSP Index for NASDAQ (US & Foreign Companies) Index and the CRSP Index for NASDAQ Computer and Data Processing Stocks Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 DOLLARS

                                        CRSP Index for Nasdaq       CRSP Index for Nasdaq

           Blyth Holdings Inc.   (Computer & Data Processing)    (US & Foreign Companies)
03/29/91                   100                            100                         100
03/31/92                    71                            148                         127
03/31/93                   471                            165                         146
03/31/94                   214                            169                         159
03/31/95                   143                            228                         174
03/29/96                    82                            323                         233

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS
Dated: July   , 1996

                                                                       EXHIBIT A

                              BLYTH HOLDINGS INC.

                                1996 STOCK PLAN

    1.  PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

        - to attract and retain the best available personnel for positions of substantial responsibility,

        - to provide additional incentive to Employees and Consultants, and

        - to promote the success of the Company's business.

    Options  granted  under  the  Plan   may  be  Incentive  Stock  Options   or
Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  DEFINITIONS.  As used herein, the following definitions shall apply:

        (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

        (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) "CODE" means the Internal Revenue Code of 1986, as amended.

        (e) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

        (f) "COMMON STOCK" means the Common Stock of the Company.

        (g) "COMPANY" means Blyth Holdings Inc., a Delaware corporation.

        (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, the term also includes any member of the Board of Directors of the Company.

        (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
    (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

        (j)  "DIRECTOR" means a member of the Board.

        (k)  "DISABILITY"  means total  and permanent  disability as  defined in
    Section 22(e)(3) of the Code.

        (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

           (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s) "OPTION" means a stock option granted pursuant to the Plan.

        (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (u) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

        (v) "OPTIONED STOCK" means the Common Stock subject to an Option or Stock Purchase Right.

        (w) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

        (x) "PARENT" means a "PARENT CORPORATION," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (y) "PLAN" means this 1996 Stock Plan.

        (z) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

        (aa) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (bb) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (cc) "SECTION 16(B)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

        (dd) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

        (ee) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ff) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 450,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

    4.  ADMINISTRATION OF THE PLAN.

        (a)  PROCEDURE.

           (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

           (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(B). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
       Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
       Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

           (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws.

       Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

        (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

           (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

           (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

           (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

         (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

           (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xii) to institute an Option Exchange Program;

         (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

    6.  LIMITATIONS.

    (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Nonstatutory Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Nonstatutory Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

    (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

    (c) The following limitations shall apply to grants of Options to Employees:

        (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

        (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

       (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
    Section 13.

       (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    9.  OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

           (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall not be less than 85% of the Fair Market Value per share on the date of grant.

        (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

        (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

           (i) cash;

           (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

           (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

         (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10.  EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

    An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    In the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

    Notwithstanding the above, if an Optionee is terminated for "Cause" (defined below), any portion of an Option not exercised prior to the date of such termination shall be canceled and shall be unexerciseable. For the purposes of the Plan, "Cause" shall mean conviction of a felony, misappropriation of the assets of the Company or its Parent of any Subsidiary, continued or repeated insobriety or abuse on misuse of prescription or nonprescription drugs, continued or repeated absence from employment during the normal working hours of the Optionee's position for reasons other than disability, sickness or bona fide leave of absence, or refusal to carry out the reasonable directions of the Board.

    (c) DISABILITY OF OPTIONEE. Upon termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) DEATH OF OPTIONEE. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    (f) RULE 16B-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11.  STOCK PURCHASE RIGHTS.

    (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

    (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

    (c) RULE 16B-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

    (d) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

    (e) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

    (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

    (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

    (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15.  AMENDMENT AND TERMINATION OF THE PLAN.

    (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

    (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

    (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

    16.  CONDITIONS UPON ISSUANCE OF SHARES.

    (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17.  LIABILITY OF COMPANY.

    (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

                              BLYTH HOLDINGS INC.

                             STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number                     ------------------------------------------

Date of Grant                    ------------------------------------------

Vesting Commencement Date        ------------------------------------------

Exercise Price per Share         $ ----------------------------------------
Total Number of Shares Granted

Total Exercise Price             $ ----------------------------------------

Type of Option:                  ------- Incentive Stock Option

                                 ------- Nonstatutory Stock Option

Term/Expiration Date:            ------------------------------------------

    VESTING SCHEDULE:

    This Option may be exercised, in whole or in part, in accordance with the following schedule:

    [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter];

Provided, however, that in the event you take a leave of absence from the Company, whether such leave is authorized or unauthorized, the vesting schedule set forth above shall be delayed by the extent of such leave. If your Continued Status as an Employee or Consultant is deemed to have terminated during such leave, vesting shall not resume upon your return to the Company.

    TERMINATION PERIOD:

    This Option may be exercised for three months after termination of the Optionee's Continuous Status as an Employee or Consultant. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In the event of a termination for Cause, the exercisability of this Option shall be subject to Section 10(b) of the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

    1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

    If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

    2.  EXERCISE OF OPTION.

        (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

        (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

        No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

    3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (a) cash;

        (b) check;

        (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

        (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

        (e) with the consent of the Administrator, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

    4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

    6. TAX CONSEQUENCES. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a)  EXERCISING THE OPTION.

           (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax and [state] income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

           (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

        (b)  DISPOSITION OF SHARES.

           (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

           (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

        (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

    7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

    8. NO GUARANTEE OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

    By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                     BLYTH HOLDINGS INC.

                                              By: ---------------------------------------
- - -------------------------------------------
Signature

                                              Title: -------------------------------------
- - -------------------------------------------
Print Name

- - -------------------------------------------
Residence Address

- - -------------------------------------------

                               CONSENT OF SPOUSE

    The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                          ______________________________________
                                          Spouse of Optionee

                                   EXHIBIT A

                                1996 STOCK PLAN

                                EXERCISE NOTICE

Blyth Holdings Inc.
989 East Hillsdale Boulevard, Suite 400
Foster City, CA 94404

Attention: Secretary

    1.   EXERCISE OF OPTION.   Effective as of today,                , 199 , the
undersigned ("Purchaser")  hereby elects  to  purchase              shares  (the
"Shares") of the Common Stock of [Company Name] (the "Company") under and pursuant to the [Name of Plan] (the "Plan") and the Stock Option Agreement dated
            , 19  (the  "Option Agreement"). The purchase  price for the  Shares
shall be $        , as required by the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

    3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in [Section 13] of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option
Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                                 Accepted by:

PURCHASER:                                    BLYTH HOLDINGS INC.

- - -------------------------------------------   By: ----------------------------------------
Signature

- - -------------------------------------------   Its:
                                              ----------------------------------------
Print Name

ADDRESS:                                      ADDRESS:

- - -------------------------------------------   989 East Hillsdale Boulevard, Suite 400
                                              Foster City, CA 94404

- - -------------------------------------------

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       BLYTH HOLDINGS INC.

               1996 ANNUAL MEETING OF STOCKHOLDERS
                         August 20, 1996

     The undersigned stockholder of Blyth Holdings Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July __, 1996, and hereby appoints Michael J. Minor and Stephen R. Lorentzen or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the under-signed, to represent the undersigned at the 1996 Annual Meeting of Stockholders of Blyth Holdings Inc. to be held on August 20, 1996, at 9:00 a.m. local time, at the Company's offices located at 989 East Hillsdale Boulevard, Foster City, California, and at any adjournment(s) thereof and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

     1.   ELECTION OF DIRECTORS:    __ FOR all nominees listed below
                                    (except as indicated).

                                    __ WITHHOLD authority to vote for
                                    all nominees listed below.

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

               Michael J. Minor

     2.   PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY'S
          CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
          AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000;

               __ FOR         __ AGAINST          __ ABSTAIN

     3. PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 STOCK PLAN AND THE RESERVATION OF 450,000 SHARES OF COMMON STOCK FOR ISSUANCE
          THEREUNDER:

               __ FOR         __ AGAINST          __ ABSTAIN

     4. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1997:

               __ FOR         __ AGAINST          __ ABSTAIN
and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTOR, FOR
THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000
TO 40,000,000, FOR THE ADOPTION OF THE 1996 STOCK PLAN AND THE RESERVATION
OF 450,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE
THE MEETING AND ANY ADJOURNMENT(S) THEREOF.



                   Dated: ____________________________________, 1996



                  ___________________________________________________
                                      Signature


                  ___________________________________________________
                                      Signature

                 (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)